UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2005

Instinet Group Incorporated

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-32717 13-4134098

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3 Times Square, New York, New York 10036

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Registrant's telephone number, including area code: 212-310-9500

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On November 23, 2004, Instinet Group Incorporated ("Instinet") announced the election of Robin Josephs to Instinet's Board of Directors. Ms. Josephs was elected to Instinet's Board of Directors on November 17, 2004 with her appointment effective January 1, 2005. The Director Compensation Letter is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number Description

10.1 Director Compensation Letter between Instinet Group Incorporated and Robin Josephs, dated January 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED

Registrant

Date: January 3, 2005

By: /s/ Edward J. Nicoll

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Edward J. Nicoll

Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER DESCRIPTION

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10.1 Director Compensation Letter between Instinet Group Incorporated and Robin Josephs, dated January 3, 2005.

Exhibit 10.1